LIFE INSURANCE COMPANY OF NORTH AMERICA
(Herein called LINA)

SEPARATE ACCOUNT A FINANCIAL STATEMENTS

December 31, 2020
Audited

This report is submitted for the general information of owners of Life Insurance Company of North America Separate Account A variable annuity contracts. The Separate Account does not issue new contracts; accordingly, this report is not authorized for distribution to prospective purchasers of such variable annuity contracts.

Life Insurance Company of North America
Servicing Agent: Investors Life Insurance Company of North America
Administrative Offices: East Hartford, Connecticut

Report of Independent Registered Public Accounting Firm

To the Board of Directors
Life Insurance Company of North America and the Contract Owners of
Life Insurance Company of North America – Separate Account A

Opinion on the Financial Statements

We have audited the accompanying combined statement of net assets of the subdivisions comprising the Life Insurance Company of North America – Separate Account A (the “Separate Account”) as of December 31, 2020, related individual statements of operations for the year then ended, individual statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the combined financial position of the Separate Account as of December 31, 2020, and the results of the related individual statements of operations for the year then ended, individual statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on the Separate Account’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures to respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the underlying funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Dallas, Texas
February 18, 2021

We have served as the Separate Account auditor since 2016.

LIFE INSURANCE COMPANY OF NORTH AMERICA SEPARATE ACCOUNT A
COMBINED STATEMENT OF NET ASSETS
December 31, 2020

ASSETS

Investments at Market Value (Notes 1, 2 and 9):

Windsor Fund
	81,832	qualified shares	(Cost	$769,306)	$1,733,215
	5,521	non-qualified shares	(Cost	$82,851)	116,908
BNY Mellon Sustainable U.S. Equity
Fund-Class Z	210,011	qualified shares	(Cost	$481,503)	3,429,492
	20	non-qualified shares	(Cost	$21,624)	323
Windsor Fund B
	94,990	qualified shares	(Cost	$1,766,572)	2,011,896
	18,149	non-qualified shares	(Cost	$479,862)	384,411
Invesco High Yield Fund
	70,335	qualified shares	(Cost	$269,966)	280,638
	131,798	non-qualified shares	(Cost	$802,735)	525,872
Columbia Large Cap Growth Fund
	34,878	qualified shares	(Cost	$1,030,894)	1,803,178
	13,083	non-qualified shares	(Cost	$470,894)	676,402
Delaware Value Fund
	208,963	qualified shares	(Cost	$2,428,655)	4,555,400
	20,593	non-qualified shares	(Cost	$265,780)	448,926
Total Assets					$15,966,661

NET ASSETS

Net Assets (Notes 3 and 7):

Windsor Fund
	21,674	qualified accumulation units outstanding	($79.967480	per unit)	$1,733,215
	1,650	non-qualified accumulation units outstanding	($70.853448	per unit)	116,908
BNY Mellon Sustainable U.S. Equity
Fund-Class Z	42,481	qualified accumulation units outstanding	($80.730024	per unit)	3,429,492
	6	non-qualified accumulation units outstanding	($53.812796	per unit)	323
Windsor Fund B
	21,481	qualified accumulation units outstanding	($93.659305	per unit)	2,011,896
	4,105	non-qualified accumulation units outstanding	($93.644542	per unit)	384,411
Invesco High Yield Fund
	20,309	qualified accumulation units outstanding	($13.818411	per unit)	280,638
	37,922	non-qualified accumulation units outstanding	($13.867193	per unit)	525,872
Columbia Large Cap Growth Fund
	49,485	qualified accumulation units outstanding	($36.438881	per unit)	1,803,178
	18,663	non-qualified accumulation units outstanding	($36.242923	per unit)	676,402
Delaware Value Fund
	202,407	qualified accumulation units outstanding	($22.506139	per unit)	4,555,400
	19,967	non-qualified accumulation units outstanding	($22.483380	per unit)	448,926
Total Net Assets					$15,966,661

The accompanying notes are an integral part of these financial statements.

LIFE INSURANCE COMPANY OF NORTH AMERICA SEPARATE ACCOUNT A
INDIVIDUAL STATEMENTS OF OPERATIONS

Year Ended December 31, 2020

	Windsor Fund Qualified	Windsor Fund Non-Qualified	BNY Mellon Sustainable U.S. Equity Fund-Class Z Qualified	BNY Mellon Sustainable U.S. Equity Fund-Class Z Non-Qualified
Investment Income:
Dividends	$63,665	$4,295	$36,984	$3

Expenses:
Mortality risk and expense fees guarantees (Note 3)	13,355	889	26,525	3
Investment income (loss) – net	50,310	3,406	10,459	0

Net Realized Gain (Loss) on Investments:
Net realized capital gain distributions	71,296	4,809	67,267	6
Net realized gain (loss) on investments	29,416	(216)	91,971	1
Total net realized gain (loss) on investments	100,712	4,593	159,238	7
Change in unrealized appreciation (depreciation) in value on investments	(67,054)	(1,253)	477,114	46
Net realized and unrealized gain (loss) on investments	33,658	3,340	636,352	53

Net Increase (Decrease) in Net Assets from Operations:	$83,968	$6,746	$646,811	$53

	Windsor Fund B Qualified	Windsor Fund B Non-Qualified	Invesco High Yield Fund Qualified	Invesco High Yield Fund Non-Qualified
Investment Income:
Dividends	$75,215	$14,086	$12,011	$29,490

Expenses:
Mortality risk and expense fees guarantees (Note 3)	15,856	2,893	1,748	4,228
Investment income (loss) – net	59,359	11,193	10,263	25,262

Net Realized Gain (Loss) on Investments:
Net realized capital gain distributions	83,605	15,807	0	0
Net realized gain (loss) on investments	(20,034)	(91)	984	203
Total net realized gain (loss) on investments	63,571	15,716	984	203
Change in unrealized appreciation (depreciation) in value on investments	(23,987)	(3,721)	29,303	(4,506)
Net realized and unrealized gain (loss) on investments	39,584	11,995	30,287	(4,303)

Net Increase (Decrease) in Net Assets from Operations:	$98,943	$23,188	$40,550	$20,959

The accompanying notes are an integral part of these financial statements.

LIFE INSURANCE COMPANY OF NORTH AMERICA SEPARATE ACCOUNT A
INDIVIDUAL STATEMENTS OF OPERATIONS

Year Ended December 31, 2020

	Columbia Large Cap Growth Fund Qualified	Columbia Large Cap Growth Fund Non-Qualified	Invesco Oppenheimer Equity Income Fund Qualified	Invesco Oppenheimer Equity Income Fund Non-Qualified
Investment Income:
Dividends	$15,184	$5,709	$1,830	$395

Expenses:
Mortality risk and expense fees guarantees (Note 3)	13,307	5,207	694	149
Investment income (loss) – net	1,877	502	1,136	246

Net Realized Gain (Loss) on Investments:
Net realized capital gain distributions	189,880	71,388	4,799	1,043
Net realized gain (loss) on investments	7,650	34,402	28,147	4,757
Total net realized gain (loss) on investments	197,530	105,790	32,946	5,800
Change in unrealized appreciation (depreciation) in value on investments	244,641	65,554	(73,323)	(14,366)
Net realized and unrealized gain (loss) on investments	442,171	171,344	(40,377)	(8,566)

Net Increase (Decrease) in Net Assets from Operations:	$444,048	$171,846	$(39,241)	$(8,320)

	Delaware Value Fund Qualified	Delaware Value Fund Non-Qualified
Investment Income:
Dividends	$79,837	$8,515

Expenses:
Mortality risk and expense fees guarantees (Note 3)	37,276	4,017
Investment income (loss) – net	42,561	4,498

Net Realized Gain (Loss) on Investments:
Net realized capital gain distributions	28,398	2,792
Net realized gain (loss) on investments	15,089	13,543
Total net realized gain (loss) on investments	43,487	16,335
Change in unrealized appreciation (depreciation) in value on investments	(174,400)	(31,776)
Net realized and unrealized gain (loss) on investments	(130,913)	(15,441)

Net Increase (Decrease) in Net Assets from Operations:	$(88,352)	$(10,943)

The accompanying notes are an integral part of these financial statements.

LIFE INSURANCE COMPANY OF NORTH AMERICA SEPARATE ACCOUNT A
INDIVIDUAL STATEMENTS OF CHANGES IN NET ASSETS

Year Ended December 31, 2020

	Windsor Fund Qualified	Windsor Fund Non-Qualified	BNY Mellon Sustainable U.S. Equity Fund-Class Z Qualified	BNY Mellon Sustainable U.S. Equity Fund-Class Z Non-Qualified	Windsor Fund B Qualified
Increase (Decrease) in net assets from Operations:
Investment income (loss) – net	$50,310	$3,406	$10,459	$0	$59,359
Realized capital gain distributions	71,296	4,809	67,267	6	83,605
Net realized gain (loss) on investments	29,416	(216)	91,971	1	(20,034)
Change in unrealized appreciation (depreciation) in value of investments	(67,054)	(1,253)	477,114	46	(23,987)
Net Increase (Decrease) in net assets from operations	83,968	6,746	646,811	53	98,943
Accumulation Unit Transactions:
Net contract considerations and transfers in – (Note 3)	0	0	0	0	0
Net contract surrenders and transfers out – (Note 3)	(113,254)	0	(101,323)	0	(168,192)
Benefit payments to annuitants	0	(2,835)	(10,024)	0	(1,349)
Net Increase (Decrease) from accumulation unit transactions	(113,254)	(2,835)	(111,347)	0	(169,541)
Net Increase (Decrease) in Net Assets	(29,286)	3,911	535,464	53	(70,598)
Net Assets:
Net assets at December 31, 2019	$1,762,501	$112,997	$2,894,028	$270	$2,082,494
Net assets at December 31, 2020	$1,733,215	$116,908	$3,429,492	$323	$2,011,896

Year Ended December 31, 2019

	Windsor Fund Qualified	Windsor Fund Non-Qualified	BNY Mellon Sustainable U.S. Equity Fund-Class Z Qualified	BNY Mellon Sustainable U.S. Equity Fund-Class Z Non-Qualified	Windsor Fund B Qualified
Increase (Decrease) in net assets from Operations:
Investment income (loss) – net	$21,243	$1,302	$13,026	$0	$24,022
Realized capital gain distributions	139,461	8,414	33,356	3	155,786
Net realized gain (loss) on investments	40,829	586	55,817	0	14,860
Change in unrealized appreciation (depreciation) in value of investments	253,596	15,672	703,482	63	292,541
Net Increase (Decrease) in net assets from operations	455,129	25,974	805,681	66	487,209
Accumulation Unit Transactions:
Net contract considerations and transfers in – (Note 3)	0	0	0	0	0
Net contract surrenders and transfers out – (Note 3)	(258,070)	0	(454,058)	0	(120,611)
Benefit payments to annuitants	(93,868)	(2,944)	(9,666)	0	(6,072)
Net Increase (Decrease) from accumulation unit transactions	(351,938)	(2,944)	(463,724)	0	(126,683)
Net Increase (Decrease) in Net Assets	103,191	23,030	341,957	66	360,526
Net Assets:
Net assets at December 31, 2018	$1,659,310	$89,967	$2,552,071	$204	$1,721,968
Net assets at December 31, 2019	$1,762,501	$112,997	$2,894,028	$270	$2,082,494

Windsor Fund B Non-Qualified	Invesco High Yield Fund Qualified	Invesco High Yield Fund Non-Qualified	Columbia Large Cap Growth Fund Qualified	Columbia Large Cap Growth Fund Non-Qualified	Invesco Oppenheimer Equity Income Fund Qualified	Invesco Oppenheimer Equity Income Fund Non-Qualified	Delaware Value Fund Qualified	Delaware Value Fund Non-Qualified
$11,193	$10,263	$25,262	$1,877	$502	$1,136	$246	$42,561	$4,498
15,807	0	0	189,880	71,388	4,799	1,043	28,398	2,792
(91)	984	203	7,650	34,402	28,147	4,757	15,089	13,543
(3,721)	29,303	(4,506)	244,641	65,554	(73,323)	(14,366)	(174,400)	(31,776)
23,188	40,550	20,959	444,048	171,846	(39,241)	(8,320)	(88,352)	(10,943)
0	216,458	47,049	0	0	0	0	0	0
0	(15,469)	(26,236)	51,465	(111,151)	(224,136)	(48,371)	(259,542)	(58,647)
(1,903)	0	(542)	(8,187)	(1,942)	0	0	(599)	(6,002)
(1,903)	200,989	20,271	43,278	(113,093)	(224,136)	(48,371)	(260,141)	(64,649)
21,285	241,539	41,230	487,326	58,753	(263,377)	(56,691)	(348,493)	(75,592)
$363,126	$39,099	$484,642	$1,315,852	$617,649	$263,377	$56,691	$4,903,893	$524,518
$384,411	$280,638	$525,872	$1,803,178	$676,402	$0	$0	$4,555,400	$448,926

Windsor Fund B Non-Qualified	Invesco High Yield Fund Qualified	Invesco High Yield Fund Non-Qualified	Columbia Large Cap Growth Fund Qualified	Columbia Large Cap Growth Fund Non-Qualified	Invesco Oppenheimer Equity Income Fund Qualified	Invesco Oppenheimer Equity Income Fund Non-Qualified	Delaware Value Fund Qualified	Delaware Value Fund Non-Qualified
$4,167	$1,797	$22,359	$(16,130)	$(4,976)	$3,162	$669	$46,926	$4,961
26,979	0	0	106,543	47,966	12,441	2,640	134,054	14,153
314	24	29	211,925	5,216	875	4	52,462	1,015
50,962	2,337	28,484	197,251	113,036	33,992	7,083	574,670	64,137
82,422	4,158	50,872	499,589	161,242	50,470	10,396	808,112	84,266
0	0	0	0	0	0	0	0	0
0	(961)	0	(784,181)	(12,315)	(16,960)	0	(309,799)	(3,609)
(2,063)	0	(2,859)	(32,478)	(3,423)	0	0	(627)	(7,032)
(2,063)	(961)	(2,859)	(816,659)	(15,738)	(16,960)	0	(310,426)	(10,641)
80,359	3,197	48,013	(317,070)	145,504	33,510	10,396	497,686	73,625
$282,767	$35,902	$436,629	$1,632,922	$472,145	$229,867	$46,295	$4,406,207	$450,893
$363,126	$39,099	$484,642	$1,315,852	$617,649	$263,377	$56,691	$4,903,893	$524,518

The accompanying notes are an integral part of these financial statements.

LIFE INSURANCE COMPANY OF NORTH AMERICA SEPARATE ACCOUNT A
 NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2020

NOTE 1. Organization

Life Insurance Company of North America – Separate Account A (the ”Separate Account”), a separate account of Life Insurance Company of North America (“LINA”), is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Separate Account consists of six divisions, corresponding to the specific mutual fund shares underlying the values of such division. Variable annuity contract payments allocated to the Separate Account, except as modified by Note 5, are invested by LINA in shares of a designated mutual fund for allocation to the corresponding Separate Account division. The current divisions of the Separate Account are designated as follows: Windsor Fund, BNY Mellon Sustainable U.S. Equity Fund-Class Z, Windsor Fund B, Invesco High Yield Fund, Columbia Large Cap Growth Fund and Delaware Value Fund, (collectively, the "Funds").

Each of the six mutual fund divisions contains two subdivisions, one for the allocation of tax-qualified and one for the allocation of non-tax qualified variable annuity contract values. The contract owners’ equity is affected by the investment results of the appropriate mutual fund designated for the subdivision and the mortality risk and expense fees guarantees assessed on Separate Account assets (See Note 3).

Under the current provisions of the Internal Revenue Code (the “Code”), transfers of contract values from one division of the Separate Account to another division of the Separate Account of LINA, or from the Separate Account to the General Account, are not subject to current taxation. There can be no assurance that future changes in the Code will not subject such transfers to current taxation.

On December 13, 2019, Invesco Funds announced a reorganization which transferred the assets and liabilities of the Invesco Oppenheimer Equity Income Fund to the Invesco Dividend Income Fund effective April 17, 2020. LINA elected to not offer the Invesco Dividend Fund as an investment option and had the policyholders elect to transfer those funds into one of the remaining investment options.

On December 31, 2020, certain portions of Cigna’s life insurance business, including LINA and its separate account business, were acquired by New York Life. As of the acquisition date, LINA became a direct wholly owned subsidiary of New York Life.

NOTE 2. Significant Accounting Policies

The accompanying financial statements include only the contract owners’ payments pertaining to the variable portion of their contracts, and exclude any payments for fixed dollar benefits, the latter being included in the General Account of LINA.

The following is a summary of the significant accounting policies of the Separate Account: (a) investments are carried at fair value as discussed in Note 9; (b) investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date; and (c) the cost of the investments sold is determined on the last-in, first-out method. Investment valuations are subject to change based on underlying market conditions. See Notes 4 through 6 with respect to income taxes. The preparation of financial statements in accordance with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these amounts.

The Separate Account qualifies as an investment company as defined by the Financial Accounting Standards Board’s Accounting Standards Codification Topic 946 and, accordingly, the Separate Account follows the accounting and reporting guidance contained therein. The Separate Account’s status as an investment company has not changed during the year ended December 31, 2020. The Separate Account has not provided financial support to any investee during the year ended December 31, 2020, and the Separate Account has no contractual obligations to provide financial support to any investee.

NOTE 3. Contract Owner Transactions

Net contract considerations represent gross contributions allocated to the Separate Account by the contract owners, less a deduction by LINA for sales and administrative expenses, death benefits for group contracts and any applicable premium taxes. These deductions, exclusive of premium taxes, are charged against the gross contributions and vary as follows: group contracts from 1% to 6% and individual contracts from 4% to 8.5%. Net contract considerations for the year ended December 31, 2020 were $0 after deductions for sales and administrative expenses. Benefit payments to annuitants amounted to $33,383. Contract owners unaffected by Revenue Ruling 81-225 (See Note 5) have limited rights to transfer their investment between the Separate Account subdivisions and to transfer from and to the General Account of LINA. Contract owners affected by Revenue Ruling 81-225 have limited rights to transfer certain contract values to the General Account of LINA to lessen the impact of the Ruling (See Note 5). The amounts of all transfers and surrenders for the year ended December 31, 2020 were as follows:
Transfers between Separate Account A subdivisions	$263,507
Transfers from the General Account	$0
Transfers to the General Account	$0
Surrenders from the Separate Account A subdivisions	$811,349

LINA charges a fee to each Separate Account subdivision for assuming the mortality risk and expense fees guarantees. The daily equivalent of the annual charge of 0.90% is made against the average net asset value of the Separate Account.

NOTE 4. Income Taxes

The Separate Account is taxed as part of LINA. For the year ended December 31, 2019, LINA was taxed as a casualty insurance company as part of the consolidated group of CIGNA Corporation, its ultimate parent. LINA anticipates that, for calendar year 2020, it will be taxed as a casualty insurance company as part of CIGNA Corporation’s consolidated group. Effective December 31, 2020, LINA will be included in the NYLIC consolidated tax return. Although LINA may be taxed as a casualty insurance company, it treats the operations of the Separate Account as if it were part of a life insurance company. Under the current provisions of the Code, no federal income taxes are payable by a company taxed as a life insurance company with respect to investment income and capital gains of the assets of a separate account when used to determine contract values. LINA reserves the right to make adjustments for taxes to the assets of the Separate Account should future changes to the treatment of the Separate Account as part of a life insurance company or the Code so warrant.

NOTE 5. Effect of Revenue Ruling 81‑225

Revenue Ruling 81-225 was issued by the Internal Revenue Service ("IRS") on September 25, 1981. The Ruling pertains to variable annuities where the insurance company, through a separate account, holds mutual funds shares which are also sold to the public independent of the variable annuity contracts. The Ruling also questioned the tax treatment of variable annuity contracts where the underlying mutual funds are not managed by the issuing insurance company or an affiliate, and where the policyholder may initially allocate and subsequently reallocate his contract values among several underlying funds.

The Ruling adversely affected the tax status of the Separate Account variable annuity contracts issued on a non-tax qualified basis after December 31, 1980, and those issued after September 25, 1981 which were intended to qualify under the Code Sections 403(a), 403(b) or 408(b).

In order to comply with the IRS opinions expressed in Revenue Ruling 81-225, allocations to the Separate Account resulting from new purchases were terminated except as noted below. In addition, LINA suspended new contract sales which permitted allocations to the Separate Account in both the non-tax qualified and tax qualified markets described above.

Payments on behalf of individuals who were participants under contracts before September 25, 1981 may continue to be allocated to the Separate Account where such contracts were issued to qualify pursuant to Code Sections 403(a), 403(b) or 408(b), or where the contract owner is not subject to federal income tax.

NOTE 6. Diversification Requirements

Under the provisions of Section 817(h) of the Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The IRS has issued regulations under Section 817(h) of the Code. LINA believes that the Separate Account satisfies the current requirements of the regulations, and it intends that the Separate Account will continue to meet such requirements.

NOTE 7. Accumulation Unit Transactions

Year Ended December 31, 2020

The changes in the number of accumulation units (the measure of ownership in the Separate Account) during the year ended December 31, 2020 and units outstanding at December 31, 2020 were as follows:

	Windsor Fund Qualified	Windsor Fund Non-Qualified	BNY Mellon Sustainable U.S. Equity Fund-Class Z Qualified	BNY Mellon Sustainable U.S. Equity Fund-Class Z Non-Qualified	Windsor Fund B Qualified	Windsor Fund B Non-Qualified	Invesco High Yield Fund Qualified
Units outstanding at December 31, 2019	23,470	1,698	44,133	6	23,676	4,129	2,906
Units purchased and transfers in	0	0	0	0	0	0	18,558
Benefits, surrenders and transfers out	(1,796)	(48)	(1,652)	0	(2,195)	(24)	(1,155)
Units outstanding at December 31, 2020	21,674	1,650	42,481	6	21,481	4,105	20,309

	Invesco High Yield Fund Non-Qualified	Columbia Large Cap Growth Fund Qualified	Columbia Large Cap Growth Fund Non-Qualified	Invesco Oppenheimer Equity Income Fund Qualified	Invesco Oppenheimer Equity Income Fund Non-Qualified	Delaware Value Fund Qualified	Delaware Value Fund Non-Qualified
Units outstanding at December 31, 2019	35,894	47,966	22,629	11,955	2,581	215,666	23,089
Units purchased and transfers in	4,020	0	0	0	0	0	0
Benefits, surrenders and transfers out	(1,992)	1,519	(3,966)	(11,955)	(2,581)	(13,259)	(3,122)
Units outstanding at December 31, 2020	37,922	49,485	18,663	0	0	202,407	19,967

The accumulation units for nine of the subdivisions include units applicable to contract owners who are "on benefit annuitants." At December 31, 2020, the number of accumulation units, the aggregate value of the subdivisions' equity and the number of monthly annuity units and value per unit of "on benefit annuitants" are as follows:

	Accumulation Units	Aggregate Value	Monthly Annuity Units	Annuity Unit Value
Windsor Fund Non-Qualified	209	$14,808	271	$1.6328525
BNY Mellon Sustainable U.S. Equity Fund-Class Z Qualified	1,470	$118,673	240	$7.6068461
Windsor Fund B Qualified	461	$43,177	0	$5.5517426
Windsor Fund B Non-Qualified	241	$22,568	103	$3.6785992
Invesco High Yield Fund Non-Qualified	642	$8,903	0	$1.0225230
Columbia Large Cap Growth Fund Qualified	2,705	$98,567	123	$11.1875201
Columbia Large Cap Growth Fund Non-Qualified	412	$14,932	77	$9.0074824
Delaware Value Fund Qualified	158	$3,556	14	$15.0404633
Delaware Value Fund Non-Qualified	2,460	$55,309	84	$14.4454254

The number of monthly annuity units and related annuity unit value is calculated based upon the expected payout period as computed according to the Progressive Annuity Table with interest at the rate of 3 1/2% per annum. The mortality risk is fully borne by LINA and may result in additional amounts being transferred into the Separate Account by LINA to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to LINA.

NOTE 8. Financial Highlights ‑ Expense Ratios and Net Investment Income Ratios

Year Ended December 31, 2020

A summary of unit values and units outstanding for variable annuity contracts, net assets, expense ratios, net investment income ratios, and total return ratios, excluding expenses of the underlying funds and expenses charged through redemption of units, for each of the periods ended below were as follows:

Windsor Fund Qualified		Net Assets			Investment		Windsor Fund Non-Qualified		Net Assets			Investment
	Units	Unit Value	(000s)	Expense Ratio	Income Ratio	Total Return		Units	Unit Value	(000s)	Expense Ratio	Income Ratio	Total Return
12/31/20	21,674	$79.967480	$1,733	0.90%	4.29%	5.66%	12/31/20	1,650	$70.853448	$117	0.90%	4.35%	6.83%
12/31/19	23,470	$75.095924	$1,763	0.90%	2.11%	25.98%	12/31/19	1,698	$66.546901	$113	0.90%	2.18%	25.60%
12/31/18	28,547	$58.125557	$1,659	0.90%	2.09%	-12.41%	12/31/18	1,747	$51.497855	$90	0.90%	2.17%	-13.07%
12/31/17	32,229	$66.998348	$2,159	0.90%	1.99%	16.81%	12/31/17	1,815	$59.346285	$108	0.90%	2.04%	16.77%
12/31/16	38,529	$56.758971	$2,187	0.90%	1.99%	10.52%	12/31/16	1,889	$50.271536	$95	0.90%	2.11%	11.23%

BNY Mellon Sustainable U.S. Equity Fund - Class Z	BNY Mellon Sustainable U.S. Equity Fund - Class Z
Qualified		Net Assets			Investment		Non-Qualified		Net Assets			Investment
	Units	Unit Value	(000s)	Expense Ratio	Income Ratio	Total Return		Units	Unit Value	(000s)	Expense Ratio	Income Ratio	Total Return
12/31/20	42,481	$80.730024	$3,429	0.90%	1.25%	21.95%	12/31/20	6	$53.812796	$0	0.90%	0.90%	15.90%
12/31/19	44,133	$65.575146	$2,894	0.90%	1.35%	28.07%	12/31/19	6	$45.006505	$0	0.90%	0.90%	19.80%
12/31/18	51,690	$49.372628	$2,552	0.90%	1.68%	-5.14%	12/31/18	6	$34.007272	$0	0.90%	1.20%	-3.30%
12/31/17	59,162	$52.156500	$3,086	0.90%	5.58%	13.32%	12/31/17	6	$36.067449	$0	0.90%	4.50%	11.70%
12/31/16	65,115	$45.710031	$2,976	0.90%	1.04%	8.76%	12/31/16	6	$31.611682	$0	0.90%	0.01%	8.17%

Windsor Fund B Qualified		Net Assets			Investment		Windsor Fund B Non-Qualified		Net Assets			Investment
	Units	Unit Value	(000s)	Expense Ratio	Income Ratio	Total Return		Units	Unit Value	(000s)	Expense Ratio	Income Ratio	Total Return
12/31/20	21,481	$93.659305	$2,012	0.90%	4.27%	5.62%	12/31/20	4,105	$93.644542	$384	0.90%	4.38%	7.21%
12/31/19	23,676	$87.958025	$2,082	0.90%	2.16%	25.48%	12/31/19	4,129	$87.945318	$363	0.90%	2.19%	25.55%
12/31/18	25,299	$68.064658	$1,722	0.90%	2.17%	-12.93%	12/31/18	4,155	$68.054597	$283	0.90%	2.20%	-13.29%
12/31/17	26,841	$78.440500	$2,105	0.90%	2.00%	16.69%	12/31/17	4,184	$78.435837	$328	0.90%	2.06%	16.76%
12/31/16	29,032	$66.451708	$1,929	0.90%	2.07%	11.00%	12/31/16	4,214	$66.447220	$280	0.90%	2.12%	11.45%

Invesco High Yield Fund, Inc. Qualified		Net Assets			Investment		Invesco High Yield Fund, Inc. Non-Qualified		Net Assets			Investment
	Units	Unit Value	(000s)	Expense Ratio	Income Ratio	Total Return		Units	Unit Value	(000s)	Expense Ratio	Income Ratio	Total Return
12/31/20	20,309	$13.818411	$281	0.90%	6.18%	20.88%	12/31/20	37,922	$13.867193	$526	0.90%	6.28%	4.46%
12/31/19	2,906	$13.454732	$39	0.90%	5.67%	11.04%	12/31/19	35,894	$13.502020	$485	0.90%	5.71%	10.95%
12/31/18	2,980	$12.047614	$36	0.90%	5.10%	-4.21%	12/31/18	36,115	$12.089972	$437	0.90%	5.10%	-4.16%
12/31/17	2,980	$12.571920	$37	0.90%	5.00%	5.27%	12/31/17	36,469	$12.611149	$460	0.90%	5.01%	5.27%
12/31/16	2,980	$11.929606	$36	0.90%	5.53%	9.86%	12/31/16	36,898	$11.967033	$442	0.90%	5.52%	9.85%

Columbia Large Cap Growth Fund	Columbia Large Cap Growth Fund
Qualified		Net Assets Unit			Investment		Non-Qualified		Net Assets Unit			Investment
	Units	Unit Value	(000s)	Expense Ratio	Income Ratio	Total Return		Units	Unit Value	(000s)	Expense Ratio	Income Ratio	Total Return
12/31/20	49,485	$36.438881	$1,803	0.90%	1.03%	30.03%	12/31/20	18,663	$36.242923	$676	0.90%	0.99%	29.70%
12/31/19	47,966	$27.433009	$1,316	0.90%	0.00%	27.88%	12/31/19	22,629	$27.294557	$618	0.90%	0.00%	29.16%
12/31/18	80,143	$20.375110	$1,633	0.90%	0.00%	-4.56%	12/31/18	23,287	$20.275041	$472	0.90%	0.00%	-0.32%
12/31/17	85,522	$21.452860	$1,835	0.90%	0.12%	25.33%	12/31/17	35,229	$21.344171	$752	0.90%	0.14%	23.95%
12/31/16	117,563	$16.959026	$1,994	0.90%	0.22%	-0.65%	12/31/16	51,042	$16.883137	$862	0.90%	0.23%	-0.10%

Invesco Oppenheimer Equity Income Fund	Invesco Oppenheimer Equity Income Fund
Qualified		Net Assets Unit			Investment		Non-Qualified		Net Assets Unit			Investment
	Units	Unit Value	(000s)	Expense Ratio	Income Ratio	Total Return		Units	Unit Value	(000s)	Expense Ratio	Income Ratio	Total Return
12/31/20	N/A	N/A	N/A	0.90%	2.37%	-50.89%	12/31/20	N/A	N/A	N/A	0.90%	2.39%	-50.26%
12/31/19	11,955	$22.030673	$263	0.90%	2.16%	20.10%	12/31/19	2,581	$21.964751	$57	0.90%	2.18%	19.95%
12/31/18	12,777	$17.990700	$230	0.90%	1.93%	-11.36%	12/31/18	2,581	$17.936773	$46	0.90%	1.94%	-11.43%
12/31/17	13,383	$20.280245	$271	0.90%	2.84%	11.18%	12/31/17	2,609	$20.215055	$53	0.90%	2.83%	11.19%
12/31/16	13,729	$18.172442	$249	0.90%	2.48%	13.30%	12/31/16	2,609	$18.113859	$47	0.90%	2.49%	13.56%

Delaware Value Fund Qualified		Net Assets			Investment		Delaware Value Fund Non-Qualified			Net Assets		Investment
	Units	Unit Value	(000s)	Expense Ratio	Income Ratio	Total Return		Units	Unit Value	(000s)	Expense Ratio	Income Ratio	Total Return
12/31/20	202,407	$22.506139	$4,555	0.90%	1.93%	-2.13%	12/31/20	19,967	$22.483380	$449	0.90%	1.91%	-2.45%
12/31/19	215,666	$22.738368	$4,904	0.90%	1.91%	17.32%	12/31/19	23,089	$22.717230	$525	0.90%	1.92%	17.25%
12/31/18	230,351	$19.128231	$4,406	0.90%	1.74%	-3.53%	12/31/18	23,594	$19.110515	$451	0.90%	1.64%	-2.55%
12/31/17	249,027	$19.922075	$4,961	0.90%	2.46%	12.38%	12/31/17	35,178	$19.932112	$701	0.90%	2.53%	12.10%
12/31/16	269,445	$17.729842	$4,777	0.90%	1.96%	12.24%	12/31/16	46,907	$17.738514	$832	0.90%	2.49%	13.56%

NOTE 9. Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit price. The exit price assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale. Fair value measurements are categorized into a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are described below:

Level 1:	Valuations based on quoted prices for identical securities in active markets.

Level 2:	Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3:	Valuations based on inputs that are unobservable and significant to the fair value measurement.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. There were no transfers between hierarchy levels during the year ended December 31, 2020.

Shares of open-ended publicly-traded mutual funds are valued at their closing bid prices each business day. The Separate Account considers all investments in mutual funds to be Level 1 investments.

NOTE 10. Subsequent Events

For purposes of preparing the accompanying financial statements and the related notes, the Separate Account evaluated subsequent events through the date the financial statements were available for issuance on February 18, 2021.